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                                                                   Exhibit 10.8

                           RESTRICTED STOCK AGREEMENT


     THIS RESTRICTED STOCK AGREEMENT (the "Agreement"), dated as of _________________, by and between Mobile Telecommunication Technologies Corp., a Delaware corporation (the "Company"), and _____________ (the "Grantee").

                              W I T N E S S E T H:

     WHEREAS, the Company has adopted the 1990 Executive Incentive Plan (the "Plan") for the purpose of providing officers and key employees of the Company and its subsidiaries the ability to acquire a proprietary interest in the Company in order to attract and retain executive personnel; and

     WHEREAS, on ____________, the Compensation Committee of the Board of Directors of the Company (the "Committee") authorized the grant to Grantee pursuant to the Plan and in consideration of the acceptance by Grantee of employment with the Company of __________ shares of Common Stock, par value $.01 per share (the "Common Stock") on the terms and subject to the conditions and restrictions set forth in this Agreement;

     NOW, THEREFORE, in consideration of these premises and the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Grantee agree as follows:

1.  Issuance of Common Stock.  The Common Stock covered by this Agreement shall
    ------------------------
    be issued, fully paid and nonassessable as of _______________ and shall be represented by a certificate(s) registered in the name of the Grantee and bearing a legend referring to the restrictions hereinafter set forth.

2.  Restrictions on Transfer of Common Stock.  The Common Stock subject to this
    ----------------------------------------
    Agreement may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Grantee, except to the Company, until they have become nonforfeitable in accordance with Section 3 hereof; provided, however, that the Grantee's interest in the Common Stock covered
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    by this Agreement may be transferred at any time by will or the laws of descent and distribution. Any purported transfer, encumbrance or other disposition of the Common Stock covered by this Agreement that is in violation of this Section 2 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the shares of Common Stock covered by this Agreement. When and as permitted by the
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  Plan, the Company may waive the restrictions set forth in this Section 2 with respect to all or any portion of the shares of Common Stock covered by this Agreement.

3.  Vesting of Common Stock.
    -----------------------

    a) The Common Stock covered by this Agreement shall become nonforfeitable, subject to the Grantee's remaining in the continuous employ of the Company or a subsidiary during such period, at the rate of 25% of the shares of Common Stock covered hereby on each of the first, second, third and fourth anniversaries of the date of this Agreement, such that as of the fourth anniversary of the date of this Agreement all of the Common Stock covered hereby shall be nonforfeitable.

    b) Notwithstanding the provisions of Section 3(a) hereof, all of the Common Stock covered by this Agreement shall immediately become nonforfeitable
       (i) upon a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company or a subsidiary) or upon the execution of any agreement for the merger or consolidation of the Company with another corporation or the sale of all or substantially all of the assets of the Company or upon the adoption of any resolution or reorganization or dissolution of the Company by its stockholders or upon the occurrence of any other event or series of events having an effect similar to any of the foregoing, which tender offer, merger, consolidation, sale, reorganization, dissolution or other event or series of events, in the opinion of the Board of Directors of the Company, will, or is likely to, if carried out, result in a change in control of the Company, or if, during any period of two consecutive years from and after the Effective Date, individuals who at the beginning of such period constituted the members of the Board of Directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each member of the Board of Directors of the Company elected during such period was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who were members of the Board of Directors at the beginning of such period) or (ii) in the event the Grantee's employment with the Company is terminated for any reason other than (1) pursuant to Section 3.1 (c) of the Employment Agreement between the Company and Grantee dated as of ______________ (the "Employment Agreement"), or (2) as a result of the determination by the Board of Directors of the Company that the Grantee has failed to satisfactorily perform the duties and responsibilities required to be performed by Grantee pursuant to the Employment Agreement, all of the Common Stock covered by this Agreement shall immediately become nonforfeitable.

4. Forfeiture of Common Stock.  Subject to Section 3(b) hereof, those shares of
   --------------------------
   Common Stock covered by this Agreement that have not vested in accordance with Section 3(a) hereof shall be forfeited if the Grantee ceases to be employed by the Company or a subsidiary unless the Committee determines to provide otherwise at the



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   time of the cessation of the Grantee's employment. In the event of a forfeiture, the certificate(s) representing the shares of Common Stock covered by this Agreement shall be cancelled.

5. Dividend, Voting and Other Rights.  Except as otherwise provided herein, from
   ---------------------------------
   and after the date of this Agreement, the Grantee shall have all of the rights of a stockholder with respect to the Common Stock covered by this Agreement, including the right to vote the shares of Common Stock and receive any dividends that may be paid thereon; provided, however, that any
                                           --------  -------
   additional shares of Common Stock or other securities that the Grantee may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company shall be subject to the same restrictions as the shares of Common Stock covered by this Agreement.

6. Retention of Stock Certificate(s) by Company.  The certificate(s)
   --------------------------------------------
   representing the shares of Common Stock covered by this Agreement shall be held in custody by the Company, together with a stock power endorsed in blank by the Grantee with respect thereto, until those shares have become nonforfeitable in accordance with Section 3(a) hereof.

7. Compliance with Law.  Notwithstanding any other provision of this Agreement,
   -------------------
   the Company shall not be obligated to issue any restricted or nonrestricted shares of Common Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

8. Withholding Taxes.  If the Company shall be required to withhold any federal,
   -----------------
   state, local or foreign tax in connection with the issuance or vesting of the shares of Common Stock pursuant to this Agreement, the Grantee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof.

9. Right to Terminate Employment.  No provision of this Agreement shall limit in
   -----------------------------
   any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of the Grantee at any time.

10.Relation to Other Benefits.  Any economic or other benefit to the Grantee
   --------------------------
   under this agreement or the Plan shall not be taken into account in determining any benefits to which the Grantee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any subsidiary.

11.Amendments.  This Agreement may be amended, but only in accordance with the
   ----------
   Plan and only in a writing which is signed by each of the parties. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that
                                                       --------  -------
   no such amendment shall

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   adversely affect the rights of the Grantee with respect to the shares of
   Common Stock or other securities covered by this Agreement without the Grantee's consent.

12.Severability.  In the event that one or more of the provisions of this
   ------------
   Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

13.Governing Law.  This Agreement is made under, and shall be construed in
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   accordance with, the laws of the State of Delaware.

       This Agreement is executed by the Company as of the _____ day of
                        .
   _____________________

                                 MOBILE TELECOMMUNICATION
                                 TECHNOLOGIES CORP.


                                 By:
                                    --------------------------------
                                       John N. Palmer
                                       Chairman



       The undersigned Grantee hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the shares of Common Stock covered hereby, subject to the terms and conditions of the Plan and the terms, restrictions and conditions hereinabove set forth.



                                 ------------------------------------
                                 Grantee

                                 Date:
                                      ------------------------------

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